UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2017

Smith Micro Software, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-35525	33-0029027
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Columbia Aliso Viejo, CA	92656
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (949) 362-5800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 19, 2017, Smith Micro Software, Inc. (the “Company”) announced the appointment of Timothy C. Huffmyer as Vice President and Chief Financial Officer of the Company. Mr. Huffmyer replaced Steven M. Yasbek, who resigned as Vice President and Chief Financial Officer of the Company effective on such date.

Mr. Huffmyer, age 43, most recently served as Vice President, Chief Financial Officer of Black Box Corporation, and served in various finance positions with Black Box Corporation since June 2004.

There are no arrangements or understandings between Mr. Huffmyer and any other persons pursuant to which Mr. Huffmyer was selected as the Chief Financial Officer of the Company. There are no family relationships between Mr. Huffmyer and any director or executive officer of the Company, and Mr. Huffmyer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor are any such transactions currently proposed.

In connection with Mr. Huffmyer’s appointment, on June 19, 2017, the Company entered into an offer letter agreement (the “Offer Letter”) with Mr. Huffmyer, which provides that as Chief Financial Officer, Mr. Huffmyer will receive an annual base salary of $235,000 and will be eligible to participate in the Company’s bonus program for an annual amount of $100,000.  In addition, Mr. Huffmyer will receive a grant of 50,000 fully vested shares under the Company’s equity incentive plan. A copy of the Offer Letter is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 7.01Regulation FD Disclosure.

On June 19, 2017, the Company issued a press release announcing the appointment of Timothy C. Huffmyer as its new Vice President and Chief Financial Officer.  A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities under that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in any such filing.

Item 9.01Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Offer Letter by and between the Registrant and Timothy C. Huffmyer, dated June 19, 2017

99.1	Press Release, dated June 19, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Smith Micro Software, Inc.

Date: June 20, 2017	By:	/s/ Timothy C. Huffmyer
Timothy C. Huffmyer
Vice President and Chief Financial Officer